EXHIBIT 32

SECTION 906 CERTIFICATIONS

CERTIFICATIONS

           I, Ezra Dabah, Chairman and Chief Executive Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The quarterly report of the Company on Form 10-Q for the period ended October 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 9th day of December, 2004.

By: /s/ Ezra Dabah Chairman of the Board and Chief Executive Officer

           I, Seth L. Udasin, Vice President and Chief Financial Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The quarterly report of the Company on Form 10-Q for the period ended October 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 9th day of December, 2004.

By: /s/ Seth L. Udasin Vice President and Chief Financial Officer